Execution Copy

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of September 25, 2019, is by and between COUNTY BANCORP, INC., a corporation organized under the laws of the State of Wisconsin (the "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

RECITALS

1. The Bank and the Borrower entered into a Credit Agreement dated as of September 14, 2017, and a First Amendment to Credit Agreement dated as of November 6, 2018 (as amended, the "Credit Agreement"); and

2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.

Section 2. Amendments. The Credit Agreement is hereby amended as follows:

2.1. Section 1.1 - Definitions. Section 1.1 of the Credit Agreement is amended by amending the definition of "Revolving Loan Maturity Date" in its entirety to read as follows:

"Revolving Loan Maturity Date": September 30, 2020.

2.2. New Section 1.5 - Divisions. Article I of the Credit Agreement is hereby amended by adding thereto the following Section 1.5:

> Section 1.5 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been

organized on the first date of its existence by the holders of its Equity Interests at such time.

2.3. Section 2.4 (c)– Interest Rate Records. Section 2.4(c) of the Credit Agreement is amended in its entirety to read as follows:

> (c) Records of Interest Rates. The Bank's internal records of applicable interest rates (including without limitation the Bank's designation of any successor interest rate index if the rate index described in clause (a) above shall become temporarily unavailable or shall cease to exist) shall be determinative in the absence of manifest error.

2.4. Section 5.1 (a)– Borrower PCO Reports. Section 5.1(a) of the Credit Agreement is amended in its entirety to read as follows:

> (a) As soon as available, and in any event within 60 days after June 30 and December 31 of each year, the FRY-9C, FRY-9LP reports and Call Reports filed by the Borrower.

2.5. Section 6.17 –Well Capitalized. Section 6.17 of the Credit Agreement is amended in its entirety to read as follows:

> Section 6.17 Regulatory Capital. The Borrower shall cause (a) each Subsidiary Bank to be "well capitalized" (as defined in 12 CFR § 325.103(b)(1)) at all times, and (b) shall cause the Subsidiary Banks on a combined basis to be "well capitalized" (as defined in 12 CFR § 325.103(b)(1)) at all times.

2.6. Exhibit B. Exhibit B to the Credit Agreement is amended in its entirety to read as set forth in Exhibit B to this Amendment.

Section 3. Effectiveness of Amendment. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1. This Amendment duly executed by the Borrower.

3.2. A good standing certificate from the Secretary of State of the State of Wisconsin dated not more than 30 days prior to the date of this Amendment.

3.3. The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents (as defined below).

Section 4. Representations, Warranties, Authority, No Adverse Claim.

4.1. Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this

Amendment (a) all of the representations and warranties in the Credit Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that the Bank has not waived.

4.2. Authority, No Conflict, No Consent Required, Enforceability. The Borrower represents and warrants that it has the power, legal right, and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents executed and delivered by the Borrower in connection therewith by proper corporate action, and none of the Amendment Documents and the agreements therein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Borrower is a party or a signatory, any provision of the Borrower's articles of incorporation or code of regulations, or any other agreement or requirement of law, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those that the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank. The Borrower represents and warrants that the Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and subject to limitations on the availability of equitable remedies.

4.3. No Adverse Claim. The Borrower warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset, or counterclaim to any claim of the Bank with respect to the Obligations.

Section 5. Affirmation of Credit Agreement, Further References. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended to refer to the Credit Agreement as amended by this Amendment.

Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

Section 7. **Severability**. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument, or transaction contemplated thereby or relating thereto shall be interpreted so as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but if any provision of this Amendment, the other Amendment Documents, or any other statement, instrument or transaction contemplated thereby or relating thereto is held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents, or any other statement, instrument or transaction contemplated thereby or relating thereto in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

Section 8. **Successors**. The Amendment Documents shall be binding upon the Borrower, the Bank, and their respective successors and assigns and shall inure to the benefit of the Borrower, the Bank, and the Bank's successors and assigns.

Section 9. **Legal Expenses**. As provided in Section 8.2 of the Credit Agreement, the Borrower shall pay or reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Bank, including filing and recording costs and fees, charges and disbursements of outside counsel to the Bank and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection, and enforcement of the Amendment Documents and all other documents negotiated, prepared, and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for any stamp or other similar taxes that may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

Section 10. **Headings**. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 11. **Counterparts**. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document.

Section 12. **Governing Law**. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES, AND THEIR AFFILIATES.

Section 13. **Acknowledgement and Release**. IN ORDER TO INDUCE THE BANK TO ENTER INTO THIS AMENDMENT, THE BORROWER: (A) REPRESENTS AND WARRANTS TO THE BANK THAT NO EVENTS HAVE TAKEN PLACE AND NO

CIRCUMSTANCES EXIST AT THE DATE HEREOF WHICH WOULD GIVE THE BORROWER THE RIGHT TO ASSERT A DEFENSE, OFFSET OR COUNTERCLAIM TO ANY CLAIM BY THE BANK FOR PAYMENT OF THE OBLIGATIONS; AND (B) HEREBY RELEASES AND FOREVER DISCHARGES THE BANK AND ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND PARTICIPANTS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, DEBTS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, CLAIMS AND DEMANDS, AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE BANK OR ANY OF ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR PARTICIPANTS BY VIRTUE OF THEIR RELATIONSHIP TO THE BORROWER IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND TRANSACTIONS RELATED THERETO.

Section 14. Confirmation as to Resolutions, Officers and Constitutive Documents. The Borrower certifies as follows:

14.1. The Borrower's resolutions concerning transactions with the Bank dated November 20, 2018 (the "Resolutions") are in full force and effect, are sufficient to authorize the Borrower and its officers to enter into this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (the "Amendment Documents"), and there is no pending action of the Borrower to amend or modify such Resolutions.

14.2. The certificate of an Officer of the Borrower dated September 14, 2017 (the "First Prior Officer's Certificate") identifies the incumbency, names, titles, and signatures of the Borrower's officers authorized to execute the Amendment Documents.

14.3. There has been no amendment, modification or rescission to the Borrower's articles of incorporation since a true and accurate copy thereof was delivered to the Bank with the First Prior Officer's Certificate and there is no pending action of the Borrower to amend or modify such articles of incorporation.

14.4. There has been no amendment, modification or rescission to the Borrower's bylaws since a true and accurate copy thereof was delivered to the Bank with a certificate of an officer of the Borrower dated December 5, 2018 (the "Second Prior Officer's Certificate") and there is no pending action of the Borrower to amend or modify such bylaws.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

COUNTY BANCORP, INC.

By: ______________________
Name: Timothy Schneider
Title: President

U.S. BANK NATIONAL ASSOCIATION

By: ______________________
Name: William P. Doran
Title: Vice President

EXHIBIT B TO CREDIT AGREEMENT
AND SECOND AMENDMENT THERETO

COMPLIANCE CERTIFICATE

[For use from and after September 30, 2019]

To: U.S. Bank National Association:

THE UNDERSIGNED HEREBY CERTIFIES THAT:

(1) I am the duly elected chief financial officer of COUNTY BANCORP, INC. (the "Borrower");

(2) I have reviewed the terms of the Credit Agreement dated as of September 14, 2017 between the Borrower and U.S. Bank National Association (as amended, the "Credit Agreement") and I have made, or have caused to be made under my supervision, a review of the financial condition of the Borrower during the accounting period covered by the Attachment hereto;

(3) The examination described in paragraph (2) did not disclose, and I have no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event which constitutes a Default or an Event of Default (as such terms are defined in the Credit Agreement) during or at the end of the accounting period covered by the Attachment hereto or as of the date of this Certificate, except as described below (or on a separate attachment to this Certificate). The exceptions listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking or proposes to take with respect to each such condition or event are as follows:

____
____
____

The foregoing certification, together with the computations in the Attachment hereto and the Call Reports delivered with this Certificate in support hereof, are made and delivered this day of ____________, ____ pursuant to Section 5.1 of the Credit Agreement.

COUNTY BANCORP, INC.

By: ________________________
Name: ______________________
Title: _______________________

ATTACHMENT TO COMPLIANCE CERTIFICATE
AS TO FINANCIAL COVENANT AS OF ____________, ___WHICH PERTAINS
TO THE PERIOD FROM _____________, _____
TO _____________, ______

Reference to Sections and definitions of the Credit Agreement should be made for a more complete description of requirements.

Section 6.14	
Total Risk-Based Capital Ratio of any Subsidiary Bank (Minimum: 12.00%)	________%
Section 6.15	
Non-Performing Assets of any Subsidiary Bank plus OREO owned by any Subsidiary of the Borrower formed to purchase OREO from such Subsidiary Bank to Tangible Primary Capital of any Subsidiary Bank (Maximum: 20.00%)	________%
Section 6.16	
Loan Loss Reserves to Non-Performing Loans of any Subsidiary Bank (Minimum: 50.00%)	________%
Section 6.17	
Each Subsidiary Bank [is] / [is not] "well capitalized" on an individual basis and the Subsidiary Banks on a combined basis [are] / [are not] "well capitalized	________
To the extent the covenant is not maintained, the following Subsidiary Bank(s) [is] [are] not "well capitalized." ________________________________.	
Section 6.18	
Fixed Charge Coverage Ratio of the Borrower (Minimum: 1.25 to 1.00)	________ to 1.00